UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 27, 2004

First Security Bancorp, Inc.

(Exact name of registrant as specified in its charter)
Kentucky	000-49781	61-1364206

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

318 East Main Street	Lexington, Kentucky	40507

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (859) 367-3700

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits

          Exhibits furnished pursuant to Item 12:

            99.1 Press Release dated January 27, 2004

ITEM 12.  Results of Operation and Financial Condition

          On January 27, 2004, First Security Bancorp, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This press release announced the Company's operating results and information regarding the Company's financial condition for the quarter and year-to-date periods ended December 31, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITY BANCORP, INC.
January 29, 2004	By: /s/ John G. Sullivan John G. Sullivan Executive Vice-President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

99.1          Registrant's January 27, 2004 Press Release